Exhibit 10.24

Form of Non-statutory Stock Option

EXHIBIT B

STANDARD FORM OF NON-STATUTORY STOCK OPTION

Effective Date:

NON-STATUTORY STOCK OPTION

Granted by

Mascoma Corporation

Under the

2006 Stock Incentive Plan

For valuable consideration, the receipt of which is hereby acknowledged, Mascoma Corporation, a Delaware corporation (hereinafter together with its subsidiaries, where the context permits, referred to as the “Company”), hereby grants to the Holder named in Schedule A attached hereto the following Non-Statutory Stock Option (the “Option”):

Section 1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”). Schedule A attached hereto and hereby incorporated herein sets forth, with respect to the Option, (i) its expiration date, (ii) its exercise price per share, (iii) the maximum number of shares that the Holder may purchase upon exercise hereof, and (iv) the vesting schedule. It also sets forth applicable conditions that are incorporated herein. The Option shall terminate in all respects, and all rights and options to purchase shares hereunder shall terminate, ten years from the Effective Date set forth above. The right to purchase shares hereunder shall be cumulative.

Section 2. Exercise of Option. The Option may be exercised only to the extent it has vested in accordance with Schedule A attached hereto. Purchase of any shares hereunder shall be made by delivery to the Company of a written notice of exercise specifying the number of shares with respect to which the Option is to be exercised and the address to which the certificate representing such shares is to be mailed, accompanied by:

(i) cash or a certified or bank check or postal money order payable to the order of the Company for an amount equal to the aggregate exercise price of the part of the Option being exercised;

(ii) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the aggregate exercise price of the part of the Option being exercised;

(iii) with the consent of the Company, a personal recourse note issued by the Holder to the Company in a principal amount equal to such aggregate exercise price of the part of the Option being exercised and with such other terms, including interest rate and maturity, as the Company may determine in its discretion;

(iv) with the consent of the Company, if the class of Common Stock is registered under the Securities Exchange Act of 1934 at that time, subject to rules as may be established by the Board of Directors of the Company (the “Board”), a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the aggregate exercise price of the part of the Option being exercised;

(v) with the consent of the Company, instructions to reduce the number of shares otherwise issuable to the Holder upon the exercise of the Option by a number of shares of Common Stock having a fair market equal to the aggregate exercise price of the part of the Option being exercised; or

(vi) with the consent of the Company, any combination of (i), (ii), (iii), (iv) and/or (v).

For the purpose of the foregoing, the fair market value of the shares of Common Stock which may be delivered to the Company upon exercise of the Option shall be determined in accordance with procedures adopted by Board.

Section 3. Conditions and Limitations. As a condition precedent to any exercise of the Option, the Holder (or if any other individual or individuals are exercising the Option, such individual or individuals) shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel which shall contain among other things a statement in writing to the following effects (to the extent then applicable): (i) that the Option is then being exercised for the account of the Holder and only with a view to investment in, and not for, in connection with or with a view to the disposition of, the shares with respect to which the Option is then being exercised; (ii) that the Holder acknowledges that the rights of first refusal and repurchase set forth in Section 9 hereof apply to such shares; (iii) that the Holder has been advised that Rule 144 of the Securities and Exchange Commission (the “Commission”), which permits the resale, subject to various terms and conditions, of small amounts of “restricted securities” (as therein defined) after they have been held for one year, does not now apply to the Company because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934 (the “Exchange Act”), nor is there publicly available information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports; (iv) that the Holder understands that there is no assurance that the Company will ever become a reporting company under the Exchange Act and that the Company has no obligation to the Holder to do so; (v) that the Holder and Holder’s representatives have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company’s then current corporate activities and financial condition; and (vi) that the Holder believes that the nature and amount of the shares being purchased are consistent with Holder’s investment objectives, abilities and resources. The restrictions imposed by this Section and any investment representation made pursuant to this Section shall be inoperative upon the registration with the Commission under the Securities Act of 1933, as amended (the “Securities Act”), of shares subject to the Option or acquired through the exercise of the Option.

The Holder shall upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, in connection with any registration of securities of the Company under the Securities Act, agree in writing that for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Securities Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of the Option or any other shares of the Company’s Common Stock owned or controlled by the Holder, without the prior written consent of the Company and such underwriters.

Section 4. Delivery of Shares. Within a reasonable time following the receipt by the Company of the written notice and payment of the Option price for the shares to be purchased thereunder and, if applicable, the investment letter referred to in Section 3, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising the Option, to such individual or individuals) at the address specified pursuant to Section 2 hereof a certificate or certificates for the number of shares with respect to which the Option is then being exercised, registered in the name of the Holder (or the name or names of the individual or individuals exercising the Option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the Option shall prescribe in writing to the Company); provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent shall have deposited such certificate or certificates in the United States mail, addressed to the Holder (or such individual or individuals) at the address so specified; and provided further that if any law, regulation or order of the Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising the Option) to take any action in connection with the sale of the shares then being purchased, then, subject to the other provisions of the paragraph, the date on which such sale shall be deemed to have occurred and the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action.

Section 5. Adjustments Upon Changes in Capitalization. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares or other securities subject to the Option and (y) the price for each share or

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other security subject to the Option, so that upon exercise of the Option, in lieu of the shares of Common Stock for which the Option was then exercisable, the Holder shall be entitled to receive, for the same aggregate cash consideration, the same total number and kind of shares or other securities, cash or property that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as a result of the event. If any such event shall occur, appropriate adjustment shall also be made in the application of the provisions of this Section 5 and Section 6 with respect to the Option and the rights of the Holder after the event so that the provisions of such Sections shall be applicable after the event and be as nearly equivalent as practicable in operation after the event as they were before the event.

Any adjustments under this Section 5 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Option on account of any such adjustments.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Option.

Section 6. Effect of Certain Transactions. If the Company is a party to a merger or reorganization with one or more other corporations or other entities, whether or not the Company is the surviving or resulting entity, or if the Company consolidates with or into one or more other corporations or other entities, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets (each hereinafter referred to as a “Transaction”), in any case while this Option remains outstanding, the Board or the board of directors of any entity assuming the obligations of the Company may, in its discretion,

(i) provide that after the effective date of such Transaction the Option shall remain outstanding and shall be exercisable for shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction;

(ii) accelerate the time for exercise of the Option, so that from and after a date prior to the effective date of such Transaction the Option shall be exercisable in full;

(iii) cancel the Option as of the effective date of the Transaction, provided that (a) notice of such cancellation shall have been given to the Holder and (b) the Holder shall have the right to exercise the Option to the extent the same is then exercisable or, if the Board shall have accelerated the time for exercise of the Option, in full during the ten-day period preceding the effective date of the Transaction; or

(iv) in the event of a Transaction under the terms of which holders of Common Stock of the Company receive upon consummation thereof a cash payment for each share

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surrendered (the “Transaction Price”), the Holder shall be provided a cash payment equal to the difference between (a) the Transaction Price times the number of shares of Common Stock subject to the Option (to the extent then exercisable at an exercise price that is not in excess of the Transaction Price) and (b) the aggregate exercise price for all such shares of Common Stock subject to the Option, in exchange for the termination of the Option.

Section 7. Rights of Holder. No person shall, by virtue of the granting of the Option to the Holder, be deemed to be a holder of any shares purchasable under the Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option has been exercised with respect to such shares and they have been issued pursuant to that exercise of the Option.

The granting of the Option shall not impose upon the Company any obligations to employ or to continue to employ the Holder or, if applicable, to continue the Holder as a director of, or consultant to, the Company; and the right of the Company to terminate the employment or other service of the Holder shall not be diminished or affected by reason of the fact that the Option has been granted to the Holder.

Nothing herein contained shall impose any obligation upon the Holder to exercise the Option.

Section 8. Transfer and Termination. The Option is not transferable by the Holder otherwise than by will or the laws of descent and distribution.

The Option is exercisable, during the Holder’s lifetime, only by him, and by him only while he is providing services to the Company, whether as an employee, director or consultant, except that in the event that the Holder’s services with the Company terminate for any reason other than death, disability or termination for cause, the Holder shall have the right to exercise the Option within a period of ninety (90) days after said termination (but not later than the expiration date of the Option) with respect to the shares which were purchasable by him by exercise of the Option at the time of such termination of services. The Holder shall be deemed to be providing services for the Company, for purposes of this Option, during any period in which the Holder is providing services as an employee, director or consultant for the Company or any subsidiary of the Company.

In the event of the permanent and total disability or the death of the Holder prior to termination of the Holder’s services for the Company or a parent or subsidiary of the Company and before the date of expiration of the Option, the Holder, or in the event of death, his executors, administrators, heirs or legatees, as the case may be, shall have the right to exercise the Option at any time within one-hundred eighty (180) days after said disability or death (but not after the termination date of the Option) with respect to the shares which were purchasable by the Holder at the date of his disability or death. The Holder shall be considered permanently and totally disabled if the Holder is disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision.

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If the Holder’s services for the Company are terminated by the Company for Cause, the Option shall immediately terminate and shall thereafter be of no further force and effect. The term “Cause” shall mean (a) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (b) any act (other than retirement) or omission to act by the Holder which may have a material and adverse effect on the Company’s business or on the Holder’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any parent, subsidiary or affiliate of the Company. The Board shall have sole authority and discretion to determine whether the Holder’s services have been terminated for Cause.

Section 9. Right of First Refusal. Prior to the effective date of a registration statement under the Securities Act covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock, in the event that, at any time when the Holder (which term for purposes of this Section 9 shall mean the Holder and his executors, administrators and any other person to whom this may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of the Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price and other terms at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price and terms stated in such notice and after compliance with any other provisions of the Option applicable to the transfer of such shares. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Section 9. No sale, assignment, pledge or transfer of any of the shares covered by the Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 9 have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Section. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any

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purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

For purposes of the Right of First Refusal pursuant to this Section 9, the term “shares” shall include, without limitation, all new, substituted or additional securities or other property issued to the Holder by reason of his ownership of Common Stock pursuant to the exercise of the Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

Any certificate representing shares of stock subject to the provisions of this Section 9 may have endorsed thereon one or more legends, in addition to any other legends deemed appropriate by the Company, substantially as follows:

“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

The restrictions imposed by this Section 9 shall terminate in all respects upon the effective date of a registration statement under the Securities Act covering the Company’s Common Stock.

Section 10. Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, [address], attention of the president, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

Section 11. Withholding of Taxes. The Holder agrees that the Company may withhold from amounts due to the Holder from the Company, the appropriate amount of federal, state and local withholding taxes attributable to the Holder’s exercise of this Option.

At the Holder’s election, with the consent of the Company, the amount required to be withheld may be satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of this Option a number of shares with an aggregate fair market value equal to the withholding amount due with respect to such exercise or (ii) transferring to the Company a number of shares of Common Stock with an aggregate fair market value equal to the withholding amount so due.

The Holder further agrees that, if the Company does not withhold an amount due to the Holder from the Company sufficient to satisfy the Company’s withholding obligation, the Holder will reimburse the Company, on demand, in cash for the amount underwithheld.

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Section 12. Government and Other Regulations; Governing Law. The Option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he will not exercise the Option granted hereby nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. Without limiting the generality of the foregoing, the Company shall not be obligated to issue any such shares if in the Company’s sole judgment to do so would cause the Company or such issue not to be in compliance with the requirements of the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision.

The Option is and shall be subject in every respect to the provisions of the Company’s 2006 Stock Incentive Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof. The Holder hereby accepts the Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee (as defined in the Plan) shall be final, binding and conclusive upon the Holder and his heirs, legal representatives, successors and permitted assigns.

The Option shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

Section 13. Effective Date. The Option shall be effective on the Effective Date set forth on page 1 hereof.

IN WITNESS WHEREOF, the parties have executed the Option as of the Effective Date.

Mascoma Corporation

By:

Acknowledged and accepted:

Holder

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SCHEDULE A

Mascoma Corporation

Non-Statutory Stock Option Granted Under the

2006 Stock Incentive Plan

1.	Name of Holder:

2.	Date of Grant:

3.	Maximum Number of shares for

which the Option is exercisable:

4.	Exercise (purchase) price per share:

5.	Expiration Date of Option:

6.	Vesting Schedule: The Option shall become exercisable: (i) as to 25% of the Maximum Number of shares purchasable hereunder on the first anniversary of the Date of Grant, (ii) as to an additional 2.083% of the Maximum Number of shares purchasable hereunder in one-month intervals for the following 35 months and (iii) as to the Maximum Number of shares on the fourth anniversary of the Date of Grant.

7.	All shares purchased upon exercise of the Option are subject to the rights of the Company to repurchase such shares as set forth in Section 9 of the Option, to the agreement to lock up set forth in Section 3 of the Option and to the other terms of the Option and the Plan.

*  *  *

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Form of Incentive Stock Option

APPENDIX A

TERMS OF

INCENTIVE STOCK OPTION

Granted by

Mascoma Corporation

Under the

2006 Stock Incentive Plan

Section 1. Status of the Stock Option. To the extent possible, this Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Option qualifies as such. The Holder should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Holder intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Option, he or she will so notify the Company within 30 days after such disposition.

Section 2. Exercise of Option. This Option may be exercised, in whole or in part, from time to time, to the extent vested and exercisable, by delivery to the Company of a written notice of exercise specifying the number of Option Shares with respect to which the Option is to be exercised, accompanied by:

(i) cash or a certified or bank check or postal money order payable to the order of the Company for an amount equal to the aggregate exercise price of the part of the Option being exercised;

(ii) with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the aggregate exercise price of the part of the Option being exercised;

(iii) with the consent of the Company, a personal recourse note issued by the Holder to the Company in a principal amount equal to such aggregate exercise price of the part of the Option being exercised and with such other terms, including interest rate and maturity, as the Company may determine in its discretion;

(iv) with the consent of the Company, if the class of Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at that time, subject to rules as may be established by the Board of Directors of the Company (the “Board”), a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the aggregate exercise price of the part of the Option being exercised; or

(v) with the consent of the Company, any combination of (i), (ii), (iii) and/or (iv).

For the purpose of the foregoing, the fair market value of the shares of Common Stock which may be delivered to the Company upon exercise of the Option shall be determined in accordance with procedures adopted by Board.

Section 3. Conditions and Limitations. As a condition precedent to any exercise of the Option, the Holder (or if any other individual or individuals are exercising the Option, such individual or individuals) shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel which shall contain among other things a statement in writing to the following effects (to the extent then applicable): (i) that the Option is then being exercised for the account of the Holder and only with a view to investment in, and not for, in connection with or with a view to the disposition of, the shares with respect to which the Option is then being exercised; (ii) that the Holder acknowledges that the rights of first refusal and repurchase set forth in Section 9 hereof apply to such shares; (iii) that the Holder has been advised that Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), which permits the resale, subject to various terms and conditions, of small amounts of “restricted securities” (as therein defined) after they have been held for one year, does not now apply to the Company because the Company is not now required to file, and does not file, current reports under the Exchange Act, nor is there publicly available information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports; (iv) that the Holder understands that there is no assurance that the Company will ever become a reporting company under the Exchange Act and that the Company has no obligation to the Holder to do so; (v) that the Holder and Holder’s representatives have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company’s then current corporate activities and financial condition; and (vi) that the Holder believes that the nature and amount of the shares being purchased are consistent with Holder’s investment objectives, abilities and resources. The restrictions imposed by this Section and any investment representation made pursuant to this Section shall be inoperative upon the registration with the Commission under the Securities Act, of shares subject to the Option or acquired through the exercise of the Option.

The Holder shall upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, in connection with any registration of securities of the Company under the Securities Act, agree in writing that for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Securities Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of the Option or any other shares of the Company’s Common Stock owned or controlled by the Holder, without the prior written consent of the Company and such underwriters.

Section 4. Delivery of Shares. Certificates for the Option Shares purchased hereunder will be issued and delivered to the Holder upon compliance to the satisfaction of the Board with all requirements under applicable laws or regulations in connection with such issuance. Until the

Holder shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Board as to such compliance shall be final and binding on the Holder. The Holder shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Holder, and the Holder’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Holder shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

Section 5. Adjustments Upon Changes in Capitalization. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares or other securities subject to the Option and (y) the price for each share or other security subject to the Option, so that upon exercise of the Option, in lieu of the shares of Common Stock for which the Option was then exercisable, the Holder shall be entitled to receive, for the same aggregate cash consideration, the same total number and kind of shares or other securities, cash or property that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as a result of the event. If any such event shall occur, appropriate adjustment shall also be made in the application of the provisions of this Section 5 and Section 6 with respect to the Option and the rights of the Holder after the event so that the provisions of such Sections shall be applicable after the event and be as nearly equivalent as practicable in operation after the event as they were before the event.

Any adjustments under this Section 5 will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Option on account of any such adjustments.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Option.

Section 6. Effect of Certain Transactions. If the Company is a party to a merger or reorganization with one or more other corporations or other entities, whether or not the Company is the surviving or resulting entity, or if the Company consolidates with or into one or more other corporations or other entities, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets (each hereinafter referred to as a “Transaction”), in any case while this Option remains outstanding, the Board or the board of directors of any entity assuming the obligations of the Company may, in its discretion,

(i) provide that after the effective date of such Transaction the Option shall remain outstanding and shall be exercisable for shares of Common Stock or, if applicable, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of such Transaction;

(ii) accelerate the vesting and/or time for exercise of the Option, so that from and after a date prior to the effective date of such Transaction the Option shall be vested and/or exercisable in full;

(iii) cancel the Option as of the effective date of the Transaction, provided that (a) notice of such cancellation shall have been given to the Holder and (b) the Holder shall have the right to exercise the Option to the extent the same is then exercisable or, if the Board shall have accelerated the time for exercise of the Option, in full during the ten-day period preceding the effective date of the Transaction; or

(iv) in the event of a Transaction under the terms of which holders of Common Stock of the Company receive upon consummation thereof a cash payment for each share surrendered (the “Transaction Price”), the Holder shall be provided a cash payment equal to the difference between (a) the Transaction Price times the number of shares of Common Stock subject to the Option (to the extent then exercisable at an exercise price that is not in excess of the Transaction Price) and (b) the aggregate exercise price for all such shares of Common Stock subject to the Option, in exchange for the termination of the Option.

Section 7. Rights of Holder. No person shall, by virtue of the granting of the Option to the Holder, be deemed to be a holder of any shares purchasable under the Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option has been exercised with respect to such shares and they have been issued pursuant to that exercise of the Option.

The granting of the Option shall not impose upon the Company any obligations to employ or to continue to employ the Holder; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that the Option has been granted to the Holder.

Nothing herein contained shall impose any obligation upon the Holder to exercise the Option.

Section 8. Transfer and Termination. The Option is not transferable by the Holder otherwise than by will or the laws of descent and distribution.

The Option is exercisable, during the Holder’s lifetime, only by him, and by him only while he is an employee of the Company, except that in the event that the Holder’s employment with the Company terminates for any reason other than death, disability or termination for Cause (as defined in the Plan) the Holder shall have the right to exercise the Option within a period of ninety (90) days after said termination (but not later than the expiration date of the Option) with respect to the Option Shares which were purchasable by him by exercise of the Option at the time of such termination of employment. An employment relationship between the Company and the Holder shall be deemed to exist, for purposes of the Option, during any period in which the Holder is employed in any capacity by the Company or any subsidiary of the Company.

In the event of the permanent and total disability or the death of the Holder prior to termination of the Holder’s employment with the Company or a parent or subsidiary of the Company and before the date of expiration of the Option, the Holder, or in the event of death, his executors, administrators, heirs or legatees, as the case may be, shall have the right to exercise the Option at any time within one-hundred eighty (180) days after said disability or death (but not after the expiration date of the Option) with respect to the Option Shares which were purchasable by the Holder at the date of his disability or death. The Holder shall be considered permanently and totally disabled if the Holder is disabled within the meaning of Section 22(e)(3) of the Code or any successor provision.

If the Holder’s employment with the Company is terminated by the Company for Cause, the Option shall immediately terminate and shall thereafter be of no further force and effect. The Board shall have sole authority and discretion to determine whether the Holder’s services have been terminated for Cause.

Section 9. Right of First Refusal. Prior to the effective date of a registration statement under the Securities Act covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock, in the event that, at any time when the Holder (which term for purposes of this Section 9 shall mean the Holder and his executors, administrators and any other person to whom this may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of the Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares. The notice shall specify: (i) the name and address of the party to which the Holder proposes to sell or otherwise dispose of the Option Shares or an interest in the Option Shares (the “Offeror”); (ii) the number of Option Shares the Holder proposes to sell or otherwise dispose of (the “Offered Shares”); (iii) the consideration per share to be delivered to the Holder for the proposed sale, transfer or disposition; and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein. Such offer shall be in writing and mailed, postage prepaid, or delivered to the Company at its principal office. Within fifteen (15) days after actual receipt of such offer, the Company may elect to repurchase all or any part of such shares by sending to the Holder written notice specifying the number of shares the Company seeks to repurchase and a date for the closing hereunder, which date shall not be more than twenty (20) days after the date the Company received such notice (the “Offer Period”). Upon the occurrence of the closing, the Holder shall transfer to the Company the number of shares of the Common Stock specified in the company’s notice, free of all liens, encumbrances and rights of others, and shall deliver the certificate(s) representing the number of shares of the common Stock that the Company has elected to repurchase, as well as the duly executed stock powers accompanying such certificate(s). The closing shall take place at the office of the Company, on the date specified in the notice from the company or at such other time as the company and the Holder shall mutually agree. Upon completion of such transfer and its receipt of such certificates with such stock powers, the Company shall make payment therefor at the same price and upon the same terms as were offered by the proposed transferee. If an offer has not been accepted by the Company as to any or all offered shares within the time specified in this Section 9, then the Holder shall have sixty (60) days after the end of the Offer Period within which he may transfer the shares as to which the offer shall not have been accepted to the proposed transferee at the same price and according to the same terms as the Holder previously notified the Company. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Section 9. No sale, assignment, pledge or transfer of any of the shares covered by the Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 9 have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Section. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

For purposes of the Right of First Refusal pursuant to this Section 9, the term “shares” shall include, without limitation, all new, substituted or additional securities or other property issued to the Holder by reason of his ownership of Common Stock pursuant to the exercise of the Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

Any certificate representing shares of stock subject to the provisions of this Section 9 may have endorsed thereon one or more legends, in addition to any other legends deemed appropriate by the Company, substantially as follows:

“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

The restrictions imposed by this Section 9 shall terminate in all respects upon the effective date of a registration statement under the Securities Act covering the Company’s Common Stock.

Section 10. Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company at 67 Etna Road Suite 300 Lebanon, NH 03766, attention of the president, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

Section 11. Withholding Taxes. The Company may withhold, or cause to be withheld, and deduct, or cause to be deducted, any amount the Company is required by applicable law to withhold or deduct on account of income taxes, social security contributions or other deductions required by any foreign, federal, provincial, territorial, state or local taxing authorities to be withheld in relation to the grant or exercise of any Option or any payment or benefit under this Plan (“Withholding Obligations”).

As a condition precedent to the exercise of an Option, the Company shall have the right to require payment in cash by the Holder of any amount the Company is required to withhold or deduct in order to satisfy all Withholding Obligations.

The Company shall have the right to sell, or arrange for the sale, in the market or as the Company may determine, on behalf of any Holder, such portion of any shares of Common Stock issuable to the Holder on exercise of any Option that the Company may determine, in order to realize net cash proceeds (after the payment of all transaction costs, including brokerage commissions or similar fees) sufficient to permit the Company to pay, in whole or in part, any amount the Company or any of its subsidiaries is required to withhold or deduct to satisfy the Withholding Obligations, and shall have the right to withhold, or cause to be withheld, or deduct, or cause to be deducted, from such proceeds any or all of such required withholding amount.

The Company may take such other action as the Board may consider advisable to enable the Company and any Holder to satisfy obligations for the payment of Withholding Obligations.

The Holder further agrees that, if the Company does not withhold an amount due to the Holder from the Company sufficient to fully satisfy the Company’s Withholding Obligation, the Holder will reimburse the Company, on demand, in cash for the amount underwithheld.

Section 12. Additional Agreements. The Holder hereby agrees to be bound by the terms and conditions of the following agreements by and among the Company and the other parties named therein, respectively, each dated as of February 5, 2008 and as may be amended from time to time: (i) the Second Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), as a “Restricted Stockholder” thereunder, and (ii) the Second

Amended and Restated Voting Agreement (the “Voting Agreement”), as a “Stockholder” thereunder. In the event that the terms of this Option Agreement conflicts with the Stockholders Agreement with respect to restrictions on transfer and the Company’s right of first refusal, the terms of the Stockholders Agreement shall control.

Section 13. Government and Other Regulations; Governing Law. The Option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he will not exercise the Option granted hereby nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. Without limiting the generality of the foregoing, the Company shall not be obligated to issue any such shares if in the Company’s sole judgment to do so would cause the Company or such issue not to be in compliance with the requirements of the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision.

The Option is and shall be subject in every respect to the provisions of the Plan, as amended from time to time, which is incorporated herein by reference and made a part hereof. The Holder hereby accepts the Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee (as defined in the Plan) shall be final, binding and conclusive upon the Holder and his heirs, legal representatives, successors and permitted assigns.

The Option shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

Exhibit A

STOCK OPTION EXERCISE NOTICE

Mascoma Corporation

Attention: [                                                         ]

Pursuant to the terms of my stock option agreement dated                      (the “Agreement”) under the Mascoma Corporation 2006 Stock Incentive Plan, as amended, I, [Insert Name]                                         , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $         representing the exercise price for [Fill in number of Option Shares]                  option shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash

[ ]	2.	Certified or bank check or postal money order payable to the order of Mascoma Corporation

[ ]	3.	Other (as described in the Agreement (please describe)

		.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to Mascoma Corporation as follows:

(i) I am purchasing the option shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii) I have had such an opportunity as I have deemed adequate to obtain from Mascoma Corporation such information as is necessary to permit me to evaluate the merits and risks of my investment in Mascoma Corporation and have consulted with my own advisers with respect to my investment in Mascoma Corporation.

(iii) I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the option shares and to make an informed investment decision with respect to such purchase.

(iv) I can afford a complete loss of the value of the option shares and am able to bear the economic risk of holding such option shares for an indefinite period of time.

(v) I understand that the option shares may not be registered under the Securities Act of 1933 (it being understood that the option shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing option shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

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